Exhibit 99.2

Investor Roadshow Slides – August 26, 2008

Avatech Solutions, Inc.
OTC BB:AVSO

Forward-Looking Statement
This presentation contains forward-looking statements about the expectations, beliefs, plans, intentions, and strategies of Avatech Solutions, Inc. There are a number of important factors that could cause actual results to differ materially from those anticipated by any forward-looking information. Statements that are not historical in nature, including those that include the words “goal,” “expect,” “anticipate,” “estimate,” “should,” “believe,” “intend,” and similar expressions, are based on current expectations, estimates and projections about, among other things, the industry and the markets in which Avatech operates, and they are not guarantees of future performance. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including risks and uncertainties discussed in this report; general economic, market, or business conditions; changes in interest rates, and demand for our products and services; changes in our competitive position or competitive actions by other companies; the ability to manage growth; changes in laws or regulations or policies of federal and state regulators and agencies; and other circumstances beyond our control. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results anticipated will be realized, or, if substantially realized, will have the expected consequences on our business or operations.

Corporate Profile
? America’s leading professional technology services company for design engineering

• • •	Technology consulting, implementation, training, and support services Process automation and integration consulting Largest U.S.-based provider of Autodesk (Nasdaq: ADSK) solutions

? Avatech advances the way organizations design, develop, and manage building, infrastructure, and manufacturing projects

? Over 18,000 clients, with no single client contributing more than 2% of annual revenues

? •	Successful turnaround in fiscal 2008, focused on profitability Revenue of $49.6 Million in FY 2008, compared to $50.5 Million in FY 2007

• Net Income of $3.1 Million, or $ 0.15 per diluted share, in FY 2008, compared to net loss of $(.6) Million in FY 2007, or $ (0.07) per diluted share

? Well-positioned to resume profitable growth in fiscal 2009

Core Capabilities
? Providing best of breed consultative engineering in support of CAD/CAM software, technology and process

? • • •	Workflow Design Efficiencies Architectural, Structural & MEP Usage with 2D and 3D Technologies Manufacturing Process and Data Management Expertise Facilities Management Experience
?	Technical Competence & Services

• Software and Production Process Training, Content Creation and long-term integration
• Laser Scanning Services, Production Sourcing, Project Data Storage Virtual Modeling

? •	SW Development Team Filling technology gaps

? Professional services including implementation, consulting services, training and technical support

Competitive Advantages
? Technical Expertise – 90 engineers that provide consulting and implementation services in the markets where the company competes

? National Footprint – possesses a strong regional presence in 18 locations across the U.S.

? Unrivalled Industry Expertise — proven methodologies, passion and commitment to help clients’ businesses succeed

? Scale – ability to leverage a large installed base movement to 3D modeling

? Dedicated Partner – viewed as a committed partner that injects innovation into the business practices of clients

Blue Chip Clients

Client: SVI Trucks
Premier builder for fire, police and multi-use emergency vehicles

? SVI wanted to speed delivery times and improve quality.
? Avatech Implemented 3D modeling design, digital prototyping and data management.

• • • • •	Cut design time by 50% Significantly enhanced ability to improve designs Faster and more efficient assembly Reduced raw materials inventory Reduced fabrication waste

Client: Barton Malow

General Contractor and Design/Build Firm

?	Revenues $1 billion, full time staff of 1,000
?	Building information modeling (BIM)

across all disciplines and all dimensions

? 3D modeling to determine constructability

? 4D — construction phasing using time-lapsed models to visualize a project as it would be constructed

? 5D — identify construction costs early on in the design process, using the model

“We see huge potential for better coordination, improved times to completion and reduced construction costs.”

Jim Dome, Vice President

Client: MILLER LEGG

One of Florida’s Largest Consulting Engineering Firms

? Early adopter of model-based            civil engineering technology

? Pilot project demonstrated tremendous gains

? Dynamic modeling has increased productivity and quality, providing firm with a competitive advantage

Market Opportunities
Market Drivers
Go Forward Positioning
? Exploit Avatech’s industry presence and core experience to be the Go-To company for engineering and professional services support in multiple design engineering markets

? Leverage our manufacturing and AEC footprint and installed base of over 18,000 customers

? Set the industry standard for process and methodology that will maximize our customers return on technology investments

? Develop repeatable, profitable processes that can exponentially scale and grow

Manufacturing Focus
? Upgrading Engineering Process is just as important, if not more so, than upgrading Technology

?	The technology is being commoditized – everyone has it or can have it.
?	Methodology is what gives real productivity gains to the business - Technology helps make it happen.
?	Avatech is focusing here

A Comparison – Technology Versus Methodology

Technology

Typical Results of moving from 2D to 3D

• 20 – 30% improvement in engineering productivity

Methodology

Web-based configuration process that is 10X faster than the same manual 3D Process

Manufacturing New Consulting Services Team
May 2008
?	Focused on large scale engineering automation projects (PLM for the SMB)
?	Process and workflow transformation
?	Leverages installed base
?	Creates new market opportunities
?	Pipeline established – incremental revenue

AEC Market Situation
The restructuring of the AEC design professions is being driven by new methods, processes technologies, demographics, values and behaviors
Building Information Modeling
? BIM is the creation and use of coordinated, internally consistent, computable information about a building project in design and construction

? BIM reduces costs and increases efficiency throughout the building life cycle

? Brings together all the players in the lifecycle of a building to create, manage and share information about design and construction, from concept to reuse or demolition

AEC Market Focus
? The building sector is and will move to a design/build and building information modeling (BIM) environment

? The sector requires management, process and methodology support to achieve success and to maximize ROI

? • • •	Avatech is focused here Building process/methodology Customer engagements Repeatable/Profitable engineering services

Growth Strategy

Focus on expanding our offerings, geography and people with a clear emphasis on growing our Services business.

Financial Highlights
? •	Record of consistent top line growth Compound Annual Revenue Growth Rate of 17.13% from FY03-FY08
?	Four consecutive quarters of profitability in FY08 – will continue
? • • • •	Enhanced Balance Sheet No Long Term Debt $5.5MM in Cash $13.2MM Net Worth $5.0MM unused line of credit

As of June 30, 2008 (Preliminary)

?	Current Asset:$14.0 MM
?	Total Assets: $22.7MM
?	Current Liabilities: $9.4MM
?	Working Capital: $4.6MM
?	Total Long Term Debt: $0
?	Net Worth: $13.2 MM

Improved Shareholder Equity
Current Valuation/Key Ratios
?	Market Cap: $13.7 MM
?	Book Value: $13.2 MM
?	Revenue: $49.6 MM (Fiscal 2008)
?	Net Income : $3.1MM or $.15 per diluted share (Fiscal 2008)
?	Positioned to resume profitable growth in FY 2009

• Based on preliminary, unaudited results as of June 30, 2008

Future Direction
Next 2-3 Years:

? •	Continue to profitably grow our core business and increase market share Double digit per annum

? Increase Services Revenues to 30-40% of Total Revenues and increase the Gross Margin

? • ?	Develop/buy complementary products and services –diversify Accelerate growth Position Avatech to be the “go-to-company” for design engineering services.

Executive Management Team
George Davis – CEO
• 25 + years of leadership experience

Larry Rychlak - CFO
•	30 years of financial management experience

Bill Zavadil - Senior Vice President of Services
•	18 years of industry experience

Bruce White - Senior Vice President of Sales
•	17 years of industry experience

Investment Highlights
?	Dominant provider of Design Automation solutions in the U.S.
?	Longstanding, mutually beneficial relationship with with Autodesk
?	Profitable and growing consulting services group

? Established workforce of approximately 90 engineers nationwide to meet high increasing for complex consulting services

? Over 18,000 clients — no single customer generating more than 2% of revenue

? Clean balance sheet — Cash increased 225% to $5.5M in FY 2008; NO long-term debt

? Positioned to exploit market demand and growth expectations